UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009 (December 24, 2009)

SPONGETECH DELIVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-100925	54-2077231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 33rd Street, Suite 518
New York, New York 10001
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 695-7850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

SpongeTech Delivery Systems, Inc., a Delaware corporation (“SpongeTech”) acknowledges that this Current Report on Form 8-K as well as other filings with the Securities and Exchange Commission and SpongeTech’s releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about SpongeTech’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “believe,” and similar language. These forward-looking statements are based on SpongeTech’s current expectations and are subject to certain risks, uncertainties and assumptions, including, but not limited to, those set forth in SpongeTech’s Annual Report on Form 10-KSB for the year ended May 31, 2008, which was filed with the Securities and Exchange Commission on August 29, 2008. Other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in SpongeTech’s industry and the general economy; competitive factors; ability to attract and retain personnel; the price of SpongeTech’s common stock; and the risk factors set forth from time to time in the reports SpongeTech files with the Securities and Exchange Commission. SpongeTech’s actual results may differ materially from results anticipated in these forward-looking statements. SpongeTech bases its forward-looking statements on information currently available to it, and SpongeTech assumes no obligation to update them. In addition, SpongeTech’s historical financial performance is not necessarily indicative of the results that may be expected in the future and SpongeTech believes that such comparisons cannot be relied upon as indicators of future performance.

Item 8.01. Other Events

On December 24, 2009, the Staff of the U.S. Securities and Exchange Commission (the “Commission”) sent a written Wells notice, which was received on December 28, 2009, to each of SpongeTech Delivery Systems, Inc. (“SpongeTech”), Michael L. Metter, SpongeTech’s Chief Executive Officer, and Steven Y. Moskowitz, SpongeTech’s Chief Financial and Chief Operating Officer. The Wells notices advised that the Commission Staff intends to recommend that the Commission bring civil injunctive actions against them alleging violations of the federal securities laws contained in Sections 5(a), 5(c) and 17(a) of the Securities Act of 1933, as amended (“Securities Act”) and Sections 10(b), 13(b)(5) of the Exchange Act of 1934, as amended (“Exchange Act”) and Exchange Act Rules 10b-5, 13b2-1, and 13b2-2 thereunder; and Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Exchange Act Rules 12b-20, 13a-1, 13a-11, 13a-13, and 13a-14 thereunder.  The recommended actions would seek, among other things, permanent injunctions and civil penalties.

Under the Wells process established by the Commission, SpongeTech, Mr. Metter and Mr. Moskowitz have been offered the opportunity to submit a written or videotaped submission to the Staff setting forth any reasons of law, policy or fact why they believe that the civil injunctive action should not be brought or bringing forth any facts to the Commission’s attention in connection with its consideration of these matters (a “Wells Submission”) before the Staff makes its formal recommendation to the Commission regarding what action, if any, should be brought against them.  SpongeTech, Mr. Metter and Mr. Moskowitz are consulting with their counsel with respect to these matters. There can be no assurance that the Commission will decide not to bring actions against them, nor can SpongeTech predict the outcome of any such action(s), if brought.

SpongeTech does not anticipate any material interruption in its business operations by virtue of the Wells notices or any action(s) that may be brought by the Commission. SpongeTech will continue to conduct its operations in the normal course of business, including receiving orders, shipping its goods and servicing its customers and suppliers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpongeTech Delivery Systems, Inc.

Date: December 31, 2009	By:	/s/ Steven Y. Moskowitz
Steven Y. Moskowitz
Chief Financial Officer and Chief Operating Officer